Exhibit 99.1

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
UNITED STATES
(Unaudited and $ in millions)

	Years Ended December 31
Summary Operating Results	2014	2013	2012	2011	2010

Sales by company-operated restaurants	$4,351.3	$4,512.3	$4,530.3	$4,432.6	$4,229.4
Revenues from franchised restaurants	4,299.7	4,339.0	4,283.4	4,095.6	3,882.2
Total Revenues	8,651.0	8,851.3	8,813.7	8,528.2	8,111.6

Company-operated Restaurant Margins	756.1	830.4	882.7	913.6	902.1
Franchised Restaurant Margins	3,572.2	3,625.7	3,593.6	3,436.4	3,239.0
G&A	772.3	740.0	781.8	779.1	781.3
Other Operating (Inc)/Exp, net	33.5	(63.2)	(55.9)	(95.3)	(86.7)
Operating Income	$3,522.5	$3,779.3	$3,750.4	$3,666.2	$3,446.5

Other Financial Information
Comparable Sales*	(2.1)%	(0.2)%	3.3%	4.8%	3.8%
Comparable Guest Counts*	(4.1)%	(1.6)%	1.9%	3.3%	5.3%

Franchised Sales*	$31,095.7	$31,344.0	$31,062.4	$29,739.4	$28,166.0

Company-operated Margin %	17.4%	18.4%	19.5%	20.6%	21.3%
Franchised Margin %	83.1%	83.6%	83.9%	83.9%	83.4%

Operating Income % Change	(7)%	1%	2%	6%	7%
Operating Income % Change, excl. currency translation*	(7)%	1%	2%	6%	7%

Systemwide Restaurants:
Conventional Franchised	12,836	12,739	12,605	12,546	12,477
Developmental Licensed	—	—	—	—	—
Foreign Affiliated	—	—	—	—	—
Total Franchised	12,836	12,739	12,605	12,546	12,477
Company-operated	1,514	1,539	1,552	1,552	1,550
Systemwide Restaurants	14,350	14,278	14,157	14,098	14,027

Total Assets	$11,872.1	$11,711.8	$11,431.6	$10,865.5	$10,467.7
Total Capital Expenditures	736.1	875.5	1,065.0	786.5	530.5
Total Depreciation and Amortization	512.2	503.6	477.1	446.0	433.0

* Represents a non-GAAP financial measure as used throughout the schedules included in Exhibit 99.1. The definitions that apply to these measures are provided at the end of this exhibit.

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
UNITED STATES
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
Summary Operating Results	2014	2014	2014	2014

Sales by company-operated restaurants	$1,040.9	$1,133.4	$1,097.3	$1,079.7
Revenues from franchised restaurants	1,013.2	1,115.6	1,104.8	1,066.1
Total Revenues	2,054.1	2,249.0	2,202.1	2,145.8

Company-operated Restaurant Margins	180.1	207.9	182.9	185.2
Franchised Restaurant Margins	836.1	934.4	921.3	880.4
Operating Income	$820.8	$980.5	$914.4	$806.8

Other Financial Information
Comparable Sales	(1.7)%	(1.5)%	(3.3)%	(1.7)%

Franchised Sales	$7,338.1	$8,058.3	$7,975.1	$7,724.2

Company-operated Margin %	17.3%	18.3%	16.7%	17.2%
Franchised Margin %	82.5%	83.8%	83.4%	82.6%

Operating Income % Change	(3)%	1%	(10)%	(15)%
Operating Income % Change, excl. currency translation	(3)%	1%	(10)%	(15)%

Systemwide Restaurants:
Conventional Franchised	12,722	12,757	12,795	12,836
Developmental Licensed	—	—	—	—
Foreign Affiliated	—	—	—	—
Total Franchised	12,722	12,757	12,795	12,836
Company-operated	1,539	1,533	1,532	1,514
Systemwide Restaurants	14,261	14,290	14,327	14,350

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
UNITED STATES
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,
Summary Operating Results	2015	2015

Sales by company-operated restaurants	$990.2	$1,074.2
Revenues from franchised restaurants	987.9	1,100.0
Total Revenues	1,978.1	2,174.2

Company-operated Restaurant Margins	151.1	177.2
Franchised Restaurant Margins	803.5	911.6
Operating Income	$731.8	$925.8

Other Financial Information
Comparable Sales	(2.6)%	(2.0)%

Franchised Sales	$7,247.4	$8,002.4

Company-operated Margin %	15.3%	16.5%
Franchised Margin %	81.3%	82.9%

Operating Income % Change	(11)%	(6)%
Operating Income % Change, excl. currency translation	(11)%	(6)%

Systemwide Restaurants:
Conventional Franchised	12,840	12,867
Developmental Licensed	—	—
Foreign Affiliated	—	—
Total Franchised	12,840	12,867
Company-operated	1,499	1,451
Systemwide Restaurants	14,339	14,318

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
INTERNATIONAL LEAD MARKETS
(Unaudited and $ in millions)

	Years Ended December 31
Summary Operating Results	2014	2013	2012	2011	2010

Sales by company-operated restaurants	$5,443.0	$5,512.3	$5,653.7	$5,739.5	$5,127.0
Revenues from franchised restaurants	3,101.5	3,023.0	2,914.7	2,871.5	2,501.2
Total Revenues	8,544.5	8,535.3	8,568.4	8,611.0	7,628.2

Company-operated Restaurant Margins	1,080.3	1,078.1	1,098.2	1,131.0	1,050.8
Franchised Restaurant Margins	2,485.8	2,429.8	2,354.1	2,327.7	2,013.8
G&A	621.2	586.2	610.5	599.5	574.7
Other Operating (Inc)/Exp, net	(89.6)	(107.1)	(66.1)	(49.7)	(48.9)
Operating Income	$3,034.5	$3,028.8	$2,907.9	$2,908.9	$2,538.8

Other Financial Information
Comparable Sales	0.8%	0.2%	3.1%	5.4%	5.0%
Comparable Guest Counts	(1.2)%	(1.1)%	1.4%	3.9%	3.9%

Franchised Sales	$17,921.5	$17,506.7	$17,034.5	$16,782.7	$14,728.5

Company-operated Margin %	19.8%	19.6%	19.4%	19.7%	20.5%
Franchised Margin %	80.1%	80.4%	80.8%	81.1%	80.5%

Operating Income % Change	0%	4%	0%	15%	7%
Operating Income % Change, excl. currency translation	1%	5%	4%	8%	7%

Systemwide Restaurants:
Conventional Franchised	5,367	5,236	5,055	4,915	4,760
Developmental Licensed	14	14	13	13	12
Foreign Affiliated	—	—	—	—	—
Total Franchised	5,381	5,250	5,068	4,928	4,772
Company-operated	1,336	1,354	1,418	1,459	1,523
Systemwide Restaurants	6,717	6,604	6,486	6,387	6,295

Total Assets	$12,538.4	$14,815.5	$14,001.9	$11,912.4	$10,938.8
Total Capital Expenditures	792.1	793.3	844.8	922.1	769.2
Total Depreciation and Amortization	521.2	507.4	495.2	481.3	423.9

The markets included in the McDonald's International Lead Markets segment are Australia, Canada, France, Germany, and the U.K. and the related markets of Ireland, Luxembourg, New Zealand and the Pacific Islands.

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
INTERNATIONAL LEAD MARKETS
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
Summary Operating Results	2014	2014	2014	2014

Sales by company-operated restaurants	$1,299.5	$1,402.4	$1,405.3	$1,335.8
Revenues from franchised restaurants	736.3	788.3	819.0	757.9
Total Revenues	2,035.8	2,190.7	2,224.3	2,093.7

Company-operated Restaurant Margins	247.9	276.4	289.9	266.1
Franchised Restaurant Margins	584.2	631.6	661.3	608.7
Operating Income	$703.2	$765.6	$830.6	$735.1

Other Financial Information
Comparable Sales	1.5%	0.1%	0.4%	1.3%

Franchised Sales	$4,238.6	$4,570.9	$4,735.5	$4,376.5

Company-operated Margin %	19.1%	19.7%	20.6%	19.9%
Franchised Margin %	79.3%	80.1%	80.8%	80.3%

Operating Income % Change	3%	2%	3%	(7)%
Operating Income % Change, excl. currency translation	3%	0%	2%	0%

Systemwide Restaurants:
Conventional Franchised	5,237	5,276	5,287	5,367
Developmental Licensed	14	14	14	14
Foreign Affiliated	—	—	—	—
Total Franchised	5,251	5,290	5,301	5,381
Company-operated	1,358	1,343	1,352	1,336
Systemwide Restaurants	6,609	6,633	6,653	6,717

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
INTERNATIONAL LEAD MARKETS
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,
Summary Operating Results	2015	2015

Sales by company-operated restaurants	$1,141.1	$1,231.8
Revenues from franchised restaurants	649.7	705.1
Total Revenues	1,790.8	1,936.9

Company-operated Restaurant Margins	217.4	245.7
Franchised Restaurant Margins	511.9	564.4
Operating Income	$583.5	$688.6

Other Financial Information
Comparable Sales	0.9%	3.8%

Franchised Sales	$3,760.3	$4,107.8

Company-operated Margin %	19.1%	19.9%
Franchised Margin %	78.8%	80.0%

Operating Income % Change	(17)%	(10)%
Operating Income % Change, excl. currency translation	(3)%	7%

Systemwide Restaurants:
Conventional Franchised	5,366	5,413
Developmental Licensed	14	14
Foreign Affiliated	—	—
Total Franchised	5,380	5,427
Company-operated	1,333	1,304
Systemwide Restaurants	6,713	6,731

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
HIGH GROWTH MARKETS
(Unaudited and $ in millions)

	Years Ended December 31
Summary Operating Results	2014	2013	2012	2011	2010

Sales by company-operated restaurants	$6,071.5	$6,321.6	$5,950.5	$5,600.9	$4,610.3
Revenues from franchised restaurants	773.7	721.6	650.0	651.9	551.3
Total Revenues	6,845.2	7,043.2	6,600.5	6,252.8	5,161.6

Company-operated Restaurant Margins	780.3	1,019.1	1,017.9	999.2	851.9
Franchised Restaurant Margins	554.5	531.1	490.8	495.3	415.2
G&A	388.7	351.3	335.8	327.0	282.0
Other Operating (Inc)/Exp, net	12.2	(51.1)	(54.4)	(6.9)	(12.0)
Operating Income	$933.9	$1,250.0	$1,227.3	$1,174.4	$997.1

Other Financial Information
Comparable Sales	(2.8)%	(0.6)%	2.3%	8.1%	5.1%
Comparable Guest Counts	(2.9)%	(2.2)%	0.2%	6.1%	3.5%

Franchised Sales	$4,678.0	$4,304.8	$3,869.3	$3,850.4	$3,268.1

Company-operated Margin %	12.9%	16.1%	17.1%	17.8%	18.5%
Franchised Margin %	71.7%	73.6%	75.5%	76.0%	75.3%

Operating Income % Change	(25)%	2%	5%	18%	12%
Operating Income % Change, excl. currency translation	(23)%	1%	10%	11%	12%

Systemwide Restaurants:
Conventional Franchised	1,503	1,345	1,214	1,110	1,039
Developmental Licensed	411	234	164	87	68
Foreign Affiliated	285	269	240	202	166
Total Franchised	2,199	1,848	1,618	1,399	1,273
Company-operated	2,832	2,791	2,584	2,410	2,242
Systemwide Restaurants	5,031	4,639	4,202	3,809	3,515

Total Assets	$5,866.0	$6,335.5	$5,739.5	$4,928.6	$4,482.4
Total Capital Expenditures	804.8	831.1	817.1	701.7	551.1
Total Depreciation and Amortization	387.8	357.3	312.3	291.4	239.1

The markets included in the McDonald's High-Growth Markets segment are China, Italy, Korea, Poland, Russia, Spain, Switzerland, and the Netherlands and the related markets of Hong Kong and Macau.

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
HIGH GROWTH MARKETS
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
Summary Operating Results	2014	2014	2014	2014

Sales by company-operated restaurants	$1,556.8	$1,639.0	$1,526.7	$1,349.0
Revenues from franchised restaurants	187.3	200.7	195.9	189.8
Total Revenues	1,744.1	1,839.7	1,722.6	1,538.8

Company-operated Restaurant Margins	221.2	253.9	187.1	118.1
Franchised Restaurant Margins	133.5	145.2	140.1	135.7
Operating Income	$252.5	$308.4	$214.3	$158.7

Other Financial Information
Comparable Sales	2.5%	1.2%	(9.6)%	(4.2)%

Franchised Sales	$1,132.9	$1,204.6	$1,208.7	$1,131.8

Company-operated Margin %	14.2%	15.5%	12.3%	8.8%
Franchised Margin %	71.2%	72.3%	71.5%	71.5%

Operating Income % Change	(3)%	4%	(44)%	(49)%
Operating Income % Change, excl. currency translation	(3)%	4%	(42)%	(41)%

Systemwide Restaurants:
Conventional Franchised	1,368	1,399	1,433	1,503
Developmental Licensed	288	316	371	411
Foreign Affiliated	269	272	278	285
Total Franchised	1,925	1,987	2,082	2,199
Company-operated	2,763	2,780	2,781	2,832
Systemwide Restaurants	4,688	4,767	4,863	5,031

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
HIGH GROWTH MARKETS
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,
Summary Operating Results	2015	2015

Sales by company-operated restaurants	$1,288.1	$1,431.5
Revenues from franchised restaurants	168.2	181.4
Total Revenues	1,456.3	1,612.9

Company-operated Restaurant Margins	139.4	179.7
Franchised Restaurant Margins	116.5	129.0
Operating Income	$123.1	$218.9

Other Financial Information
Comparable Sales	(3.2)%	(1.4)%

Franchised Sales	$1,060.8	$1,130.5

Company-operated Margin %	10.8%	12.6%
Franchised Margin %	69.3%	71.1%

Operating Income % Change	(51)%	(29)%
Operating Income % Change, excl. currency translation	(36)%	(14)%

Systemwide Restaurants:
Conventional Franchised	1,512	1,549
Developmental Licensed	426	429
Foreign Affiliated	269	272
Total Franchised	2,207	2,250
Company-operated	2,868	2,876
Systemwide Restaurants	5,075	5,126

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
FOUNDATIONAL MARKETS & CORPORATE
(Unaudited and $ in millions)

	Years Ended December 31
Summary Operating Results	2014	2013	2012	2011	2010

Sales by company-operated restaurants	$2,303.5	$2,528.0	$2,468.0	$2,519.8	$2,266.6
Revenues from franchised restaurants	1,097.1	1,147.9	1,116.4	1,094.2	906.6
Total Revenues	3,400.6	3,675.9	3,584.4	3,614.0	3,173.2

Company-operated Restaurant Margins	264.3	368.0	380.0	411.1	369.0
Franchised Restaurant Margins	962.2	1,020.5	999.0	972.3	795.5
G&A	705.7	708.1	727.1	688.1	695.3
Other Operating (Inc)/Exp, net	62.5	(25.8)	(67.1)	(84.9)	(21.5)
Operating Income	$458.3	$706.2	$719.0	$780.2	$490.7

Other Financial Information
Comparable Sales	(0.1)%	1.5%	3.1%	6.3%	7.7%
Comparable Guest Counts	(4.8)%	(3.0)%	1.8%	3.1%	5.7%

Franchised Sales	$15,922.1	$17,095.0	$17,721.1	$17,275.5	$14,984.3

Company-operated Margin %	11.5%	14.6%	15.4%	16.3%	16.3%
Franchised Margin %	87.7%	88.9%	89.5%	88.9%	87.7%

Operating Income % Change	(35)%	(2)%	(8)%	59%	39%
Operating Income % Change, excl. currency translation	(22)%	7%	1%	46%	39%

Systemwide Restaurants:
Conventional Franchised	1,068	1,035	995	956	1,003
Developmental Licensed	4,803	4,499	4,173	3,829	3,405
Foreign Affiliated	3,257	3,320	3,423	3,417	3,408
Total Franchised	9,128	8,854	8,591	8,202	7,816
Company-operated	1,032	1,054	1,044	1,014	1,084
Systemwide Restaurants	10,160	9,908	9,635	9,216	8,900

Total Assets	$4,004.9	$3,763.5	$4,213.5	$5,283.4	$6,086.3
Total Capital Expenditures	250.4	324.8	322.3	319.5	284.7
Total Depreciation and Amortization	223.3	216.8	203.9	196.3	180.2

McDonald's Foundational Markets & Corporate segment includes all remaining non-U.S. markets not included in the Company's International Lead and High-Growth Markets segments and all Corporate-related expenses.

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
FOUNDATIONAL MARKETS & CORPORATE
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,	September 30,	December 31,
Summary Operating Results	2014	2014	2014	2014

Sales by company-operated restaurants	$593.3	$611.1	$566.9	$532.2
Revenues from franchised restaurants	273.0	291.2	271.2	261.7
Total Revenues	866.3	902.3	838.1	793.9

Company-operated Restaurant Margins	74.2	77.9	61.6	50.6
Franchised Restaurant Margins	238.9	257.0	237.0	229.3
Operating Income	$159.5	$134.5	$113.2	$51.1

Other Financial Information
Comparable Sales	2.3%	1.7%	(4.0)%	(0.1)%

Franchised Sales	$4,007.1	$4,100.0	$4,006.7	$3,808.3

Company-operated Margin %	12.5%	12.7%	10.9%	9.5%
Franchised Margin %	87.6%	88.2%	87.4%	87.6%

Operating Income % Change	(1)%	(27)%	(45)%	(67)%
Operating Income % Change, excl. currency translation	14%	(18)%	(37)%	(47)%

Systemwide Restaurants:
Conventional Franchised	1,042	1,049	1,058	1,068
Developmental Licensed	4,531	4,613	4,674	4,803
Foreign Affiliated	3,303	3,298	3,262	3,257
Total Franchised	8,876	8,960	8,994	9,128
Company-operated	1,059	1,033	1,027	1,032
Systemwide Restaurants	9,935	9,993	10,021	10,160

MCDONALD'S CORPORATION
SCHEDULE OF SEGMENT SUMMARY FINANCIAL INFORMATION AND OTHER DATA
FOUNDATIONAL MARKETS & CORPORATE
(Unaudited and $ in millions)

	Three Months Ended
	March 31,	June 30,
Summary Operating Results	2015	2015

Sales by company-operated restaurants	$494.7	$523.6
Revenues from franchised restaurants	239.0	250.1
Total Revenues	733.7	773.7

Company-operated Restaurant Margins	51.9	62.2
Franchised Restaurant Margins	209.3	220.6
Operating Income	$(52.9)	$16.0

Other Financial Information
Comparable Sales	(5.3)%	(3.4)%

Franchised Sales	$3,280.1	$3,374.5

Company-operated Margin %	10.5%	11.9%
Franchised Margin %	87.6%	88.2%

Operating Income % Change	n/m	(88)%
Operating Income % Change, excl. currency translation	n/m	(62)%

Systemwide Restaurants:
Conventional Franchised	1,069	1,074
Developmental Licensed	4,821	4,850
Foreign Affiliated	3,239	3,244
Total Franchised	9,129	9,168
Company-operated	1,034	1,025
Systemwide Restaurants	10,163	10,193

n/m - not meaningful

THE FOLLOWING DEFINITIONS APPLY TO THESE TERMS AS USED THROUGHOUT EXHIBIT 99.1

•
Information excluding currency translation is calculated by translating current year results at prior year average exchange rates. Management reviews and analyzes business results excluding the effect of foreign currency translation and bases incentive compensation plans on these results because they believe this better represents the Company's underlying business trends.

•
Comparable sales represent sales at all restaurants and comparable guest counts represent the number of transactions at all restaurants, whether operated by the Company or by franchisees, in operation at least thirteen months, including those temporarily closed. Some of the reasons restaurants may be temporarily closed include reimaging or remodeling, rebuilding, road construction and natural disasters. Comparable sales exclude the impact of currency translation. Comparable sales are driven by changes in guest counts and average check, which is affected by changes in pricing and product mix. Typically, pricing has a greater impact on average check than product mix. Management reviews the increase or decrease in comparable sales and comparable guest counts compared with the same period in the prior year to assess business trends.

•
Franchised sales include sales at all franchised restaurants. Franchised sales are not recorded as revenues by the Company, but are the basis on which the Company calculates and records franchised revenues and are indicative of the health of the franchisee base.